Loans Payable	12 Months Ended
Dec. 31, 2020
Debt instruments held [abstract]
Loans Payable
	December 31	December 31
	2020	2019
Beginning balance	$1,360	$–
Loans provided during the year	183	2,317
Accrued interest	9	14
Repayment of loans	(1,364)	–
Loans transferred to payables to related parties (note 9)	(188)	(971)
Ending balance	$–	$1,360

In November 2019, the Group entered into an unsecured non-revolving term loan credit facility agreement (the "Credit Facility") with a syndicate of lenders (the "Lenders"), two of whom are related parties, of up to $3,500. Loans provided by the Lenders earned interest at 10% per annum and were paid on repayment of the loans (see below). Pursuant to the Credit Facility, the repayment of the loans and accrued interest was to occur on a date that was the earlier of i) May 25, 2020 and ii) the date the Group has completed one or more equity or debt financings raising an aggregate of US$20,000.

As consideration for entering into the Credit Facility, the Group issued to the Lenders, on a pro rata basis, 466,666 share purchase warrants, each warrant exercisable for one share at the exercise price of $0.75 per share until December 2, 2021, of which 153,333 warrants were issued to the two related parties. The number of warrants outstanding at December 31, 2020, are included in Note 6(c).

In January and February 2020, the loans including accrued interest were repaid to the Lenders. For the year ended December 31, 2020, interest of $9 (2019 – $14), of which $5 (2019 – $4) was paid to the two related parties, has been included in finance expense in loss for the year.